EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






   To Schultz Sav-O Stores, Inc.:

   As independent public accountants, we hereby consent to the incorporation of our reports, included and incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 33-34991.



                                 /s/ Arthur Andersen LLP

                                 ARTHUR ANDERSEN LLP


   Milwaukee, Wisconsin,
   March 20, 1996